                                 AIM AGGRESSIVE
                                  GROWTH FUND





[AIM LOGO APPEARS HERE]         SEMIANNUAL REPORT           APRIL 30, 1998

                    ----------------------------------------

                           AIM AGGRESSIVE GROWTH FUND

                           For shareholders who seek

                         long-term growth of capital by

                            investing in a portfolio

                            consisting primarily of

                           small-company stocks which

                         management believes will have

                          earnings growth in excess of

                              the general economy.

                    ----------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge. When sales charges are included, Fund performance reflects the maximum 5.50% sales charge.
o AIM Aggressive Growth Fund's average annual total returns, including sales charges, for periods ended 3/31/98, the most recent calendar quarter-end, were as follows: one year, 36.78% (44.75% excluding sales charges); five years, 23.51%; 10 years, 20.78%; inception (5/1/84), 16.67%.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change and there is no assurance the Fund will continue to hold any particular security.
o   Past performance cannot guarantee comparable future results.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Small Cap Funds Index represents an average of the performance of the 30 largest small-capitalization growth funds.
o The unmanaged Russell 2000 Index is generally representative of the performance of the stocks of small-capitalization companies.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFLIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter


                   Dear Fellow Shareholder:

                   When we last reported to you, for the fiscal year ended
                   October 31, 1997, equity markets worldwide had just been
                   shaken by the currency crisis in Southeast Asia. By the April
                   30, 1998, end of this six-month reporting period, most
 [PHOTO OF         markets had recovered nicely, with domestic equities reaching
Charles T.         new highs and European markets outdoing even the U.S.'s heady
  Bauer,           pace. Only Asian markets remained in the doldrums. Bonds have
Chairman of        turned in a solid performance with generous real returns,
the Board of       though not as spectacular as some had predicted when the
  THE FUND         Asian crisis first broke.
APPEARS HERE]          Good economic news has been arriving almost daily early
                   in 1998. Inflation and joblessness in the U.S. have been at their lowest levels in decades, consumer confidence at its highest. The economic fundamentals in the U.S. appear sound, and we at AIM remain cautiously optimistic that the current economic expansion, and the buoyant financial markets that accompany it, will continue for the foreseeable future.
    Nevertheless, by the close of this reporting period, many market participants were uneasy. Some worried that economic growth was so robust and labor markets so tight that the Federal Reserve Board would raise interest rates to keep inflation at bay. Historically, it has been events such as a rise in interest rates-or more ominous occurrences such as wars-that have ended bull markets as experienced in this decade. Other participants fretted about signs of speculative fever, particularly in U.S. stock markets, where equity prices continued to rise despite evidence that earnings growth, especially for larger companies, had slowed considerably. All were aware that the Asian story was not yet completed, and no one was certain how serious its ultimate impact would be.
    Of course, this bull market will end one day, and markets became less ebullient shortly after this reporting period closed. In the face of uncertainty, the best course for investors is to remain realistic and ready. The market advances of the past three years have been unprecedented and may have fostered unrealistic expectations among investors. We have never experienced two years in a row of market returns above 30%, let alone three. Investors would do well to remember that the long-term average return for equities is closer to 10% per year.
    A well-diversified portfolio is still one of the most effective tools for coping with shifts in a market's direction because different asset classes and different national markets tend to move independently of one another. Of course, your financial consultant remains your best source of information about how to allocate your investments based on your particular goals and situation.

AIM FURTHER DIVERSIFIES ITS OFFERINGS
Shortly after the close of this reporting period, AIM broadened its offerings to shareholders through the addition of the GT Global group of mutual funds. During the next few months, you will be receiving more details about this transaction and the products it adds to The AIM Family of Funds--Registered Trademark--.
    In addition to making a more varied group of investments available to our shareholders, this transaction helps strengthen AIM's position as a major participant in the money-management industry worldwide. Such strength will enable us to continue expanding both the scope of our fund offerings and our menu of services for our shareholders.

YOUR FUND MANAGERS COMMENT
On the pages that follow, the managers of your AIM Fund discuss how the Fund performed during the six months covered by this report and give their near-term market outlook. We hope you will find their discussion informative.
    We are pleased to send you this report on your Fund. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or visit our Web site at www.aimfunds.com. You can access information about your account on our Web site and also on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

The Manager's Overview

FUND BENEFITS FROM SMALL-CAP STOCK RALLY

A roundtable discussion with the Fund management team for AIM Aggressive Growth Fund for the six months ended April 30, 1998.
--------------------------------------------------------------------------------

                   ------------------------------------------

                          Indeed, virtually all classes

                       of stocks posted respectable gains

                               for the six months

                              ended April 30, 1998.

                   ------------------------------------------

Q. AFTER SHAKING OFF THE EFFECTS OF THE ASIAN CURRENCY CRISIS, SMALL-CAP STOCKS REBOUNDED IMPRESSIVELY. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM?

A. A strong rally in small-cap stocks during the second half of the reporting period helped your Fund to register a respectable 8.35% cumulative total return for the six months ended April 30, 1998. By comparison, total return for the Russell 2000 Index and the Lipper Small Cap Funds Index was 11.88% and 10.21%, respectively. The Fund's performance was hurt by its large stake in technology stocks, which were adversely affected by the Asian currency crisis late in 1997.
        However, technology stocks rallied early in 1998, and that helped propel the Fund to a 16.09% total return for the three months ended April 30. That bested the 12.44% total return for the Russell 2000 Index and the 13.35% total return for the Lipper Small Cap Funds Index.
        For the year ended April 30, your Fund posted a total return of 48.79% compared to 42.40% for the Russell 2000 Index and 42.38% for the Lipper Small Cap Funds Index.

FUND EXTENDS PERFORMANCE RECORD

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/98, at net asset value

 10 Years                   21.39%

  5 Years                   25.96

  1 Year                    48.79
================================================================================

Q.  WHAT WERE THE MAJOR TRENDS IN THE STOCK MARKET DURING THE REPORTING PERIOD?

A. For the first three months of the reporting period, the stock market was still feeling the effects of the Asian currency crisis. Markets were slow to recover from a significant drop in October, just before the reporting period began, as investors were concerned about the impact of the Asian currency devaluations on corporate profits worldwide.
        However, in the U.S. and most other developed countries, the economic fundamentals remained sound. While the economy grew at a brisk pace, inflation and interest rates-two forces that could potentially undermine corporate profits-continued to be low. In this environment, the Dow Jones Industrial Average (DJIA) resumed its upward climb in late January and passed the 9000 point mark in April to set a record.

Q.  HOW DID SMALL-CAP STOCKS FARE IN THIS ENVIRONMENT?

A. When markets skyrocketed in the second half of the reporting period, large-cap stocks-particularly, the stocks of the very largest companies, the so-called "mega caps"-led the charge. In the uncertain environment created by the Asian currency crisis, investors gravitated to the stocks of large, well-known companies. Toward the end of the reporting period, however, the market rally began to broaden to include the stocks of smaller companies. Indeed, virtually all classes of stocks posted respectable gains for the six months ended April 30, 1998.

Q.  WHAT MADE SMALL-CAP STOCKS ATTRACTIVE TO INVESTORS?

A. Small-cap stocks were more reasonably priced than large-cap issues. Moreover, while earnings growth projections for large companies were declining from double to single digits, the corresponding figures for smaller companies remained in the double-digit range. The cut in the capital gains tax and the relative lack of exposure of smaller companies to troubled Asian markets also contributed to the attractiveness of small-cap stocks.

Q.  HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

A. Your Fund's top holdings were in the following sectors: technology, 30%, retail, 12%, and health care, 12%. Since our last report six months ago, we have reduced our holdings in energy stocks, which were hurt by falling oil prices, and increased our retail holdings. The Fund's holdings in the technology and health-care sectors remained approximately the same.

          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 4/30/98, based on total net assets

=======================================================================================================================
Top 10 Equity Holdings                                      Top 10 Industries
-----------------------------------------------------------------------------------------------------------------------
  1.  Heftel Broadcasting Corp.                   0.72%       1.   Computer (Software & Services)             11.08%

  2.  National-Oilwell, Inc.                      0.69        2.   Oil & Gas (Drilling & Equipment)            5.63

  3.  Billing Information Concepts Corp.          0.65        3.   Services (Data Processing)                  4.18

  4.  Saville Systems Ireland PLC-ADR             0.64        4.   Retail (Specialty)                          4.17

  5.  Citrix Systems, Inc.                        0.64        5.   Electronics (Semiconductors)                3.80

  6.  Sanmina Corp.                               0.64        6.   Health Care (Specialized Services)          3.79

  7.  Helen of Troy Ltd.                          0.64        7.   Electrical Equipment                        3.60

  8.  Universal Health Services, Inc.-Class B     0.63        8.   Health Care (Medical Products & Supplies)   2.99

  9.  EVI, Inc.                                   0.62        9.   Services (Commercial & Consumer)            2.64

 10.  Flextronics International Ltd.              0.61       10.   Services (Computer Systems)                 2.53

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
=======================================================================================================================

Q.  HOW DID TECHNOLOGY STOCKS FARE?

A. Technology stocks, which sustained losses toward the end of 1997 because of the Asian crisis, rebounded early in 1998, even though several large technology companies reported earnings disappointments. However, we only select the stocks of technology companies that meet our earnings criteria. Moreover, we remain optimistic about this sector, which should benefit from ongoing efforts to solve the so-called millennium problem-the critical need to reprogram older computers to recognize the Year 2000.
        Companies represented in the portfolio that are getting a tremendous boost from the need to upgrade software to solve the millennium problem include Veritas Software Corp., Legato Systems, Inc., Hyperion Software Corp., and Jack Henry & Associates, which produces software for the banking industry.
        The Fund also benefited from owning the stocks of Level One Communications, Inc., Micrel Inc., and PMC-Sierra Inc., which supply the telecommunications and data-communications areas.

Q.  WHAT WAS BEHIND THE SOLID PERFORMANCE OF RETAIL STOCKS?

A. Declining unemployment, rising wages, and falling mortgage rates translated into increased consumer spending, and that was good news for the nation's retailers. At the same time, wholesale prices dropped-another positive development for the retail sector.
        As incomes rose and mortgage payments declined, more Americans spent money on decorating their homes. That was a plus for a number of companies represented in the portfolio, including Pier 1 Imports, Inc., Linens 'N Things, Inc., and Ethan Allen Interiors Inc. The Fund also benefited from owning the stocks of companies catering to youth fashion trends, including The Buckle Inc., Pacific Sunwear of California, and Abercrombie & Fitch Co., as well as firms meeting the needs of an increasingly health-conscious population, such as Whole Foods Markets, Inc.

Q.  WHAT MAKES THE STOCKS OF HEALTH-CARE COMPANIES ATTRACTIVE?

A. As the population ages, we expect the health-care industry to remain vibrant. This sector, particularly pharmaceutical manufacturers, benefited from increasing demand for its services and products. For example, Medicis Pharmaceutical Corp., one of the stocks in the portfolio, has watched its sales grow dramatically as demand for its skin-care products increases.
        Other health-care stocks that performed well for the Fund included Concentra Managed Care Inc., Sybron International Corp., Omnicare Inc., and Universal Health Services, Inc., the nation's third-largest operator of for-profit hospitals.

Q.  What is your outlook for the immediate future?

A. As 1998 nears its midpoint, conditions appear to be favorable for small-cap stocks. The economy is growing at a healthy pace, and inflation and interest rates remain low. And while the Federal Reserve Board left monetary policy unchanged at its May meeting, it has hinted that it could raise interest rates if economic growth remains strong. Such an increase in interest rates could have a negative impact on corporate profits.
        Indeed, while profits for the largest companies appear to be gravitating toward the single-digit level, profits remain robust for smaller companies. We believe that if this trend continues, it could make small-cap stocks increasingly more attractive and vault them into a position of market leadership. Such a development would be highly favorable for the Fund.


          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM Aggressive Growth Fund vs. Benchmark Indexes

The chart compares your Fund to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market. It is important to understand differences between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Russell 2000 Index and the Lipper Small Cap Funds Index. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return on your investment.

================================================================================
Average Annual Total Returns

For periods ended 4/30/98, including sales charges

CLASS A SHARES

Since Inception (5/1/84)                   16.68%
  10 Years                                 20.70
   5 Years                                 24.55
   1 Year                                  40.60
================================================================================

THE AIM AGGRESSIVE GROWTH FUND GROWTH STORY

GROWTH OF A $10,000 INVESTMENT

May 1, 1984-April 30, 1998

--------------------------------------------------------------------------------
        AIM Aggressive Growth Fund   Russell 2000   Lipper Small Cap Funds Index
                                        Index
--------------------------------------------------------------------------------
                                    (In thousands)

5/1/84         $9,452                    10,000               10,000

4/85           10,541                    11,239               10,987

4/86           13,713                    15,167               14,632

4/87           14,514                    16,689               15,657

4/88           12,472                    15,369               14,982

4/89           13,629                    17,734               17,404

4/90           14,056                    17,344               17,843

4/91           17,889                    19,112               19,816

4/92           21,873                    22,372               23,173

4/93           27,320                    25,900               26,127

4/94           37,131                    29,727               30,192

4/95           47,087                    31,877               33,218

4/96           72,334                    42,394               46,572

4/97           58,225                    42,415               41,668

4/98           86,632                    60,401               59,328
================================================================================

Past performance is no guarantee of comparable future results.

Data shown are as of the Fund's fiscal year-end. Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Source: Towers Data Systems HYPO--Registered Trademark--

For Consideration

THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now ..So You Can Get Federally Tax-Free Savings
Later

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

o You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

o You have 10 years or more before you retire. The longer you invest tax free, the more you benefit.

o Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

o You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

o You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

    A new and potentially more powerful type of IRA-the Roth IRA-became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).

o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:

    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.

    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000. The Roth IRA Analyzer & Calculator at AIM's Internet Web site- www.aimfunds.com- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

     Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.


The Roth IRA Analyzer & Calculator at AIM's Internet Web site -- www.aimfunds. com -- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

April 30, 1998
(Unaudited)

                                                     MARKET
                                     SHARES          VALUE
COMMON STOCKS-94.57%

AEROSPACE/DEFENSE-0.72%

AAR Corp.                              337,500   $    8,838,280
---------------------------------------------------------------
BE Aerospace, Inc.(a)                  200,000        6,237,500
---------------------------------------------------------------
Orbital Sciences Corp.(a)              150,000        6,675,000
---------------------------------------------------------------
Precision Castparts Corp.              100,000        6,212,500
---------------------------------------------------------------
                                                     27,963,280
---------------------------------------------------------------

AIR FREIGHT-0.32%

Airborne Freight Corp.                 150,000        5,943,750
---------------------------------------------------------------
Expeditors International of
  Washington, Inc.                     150,000        6,375,000
---------------------------------------------------------------
                                                     12,318,750
---------------------------------------------------------------

AIRLINES-0.14%

Alaska Air Group, Inc.(a)              100,000        5,612,500
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.57%

Danaher Corp.                          100,000        7,187,500
---------------------------------------------------------------
Gentex Corp.(a)                        250,000        8,437,500
---------------------------------------------------------------
Keystone Automotive Industries,
  Inc.(a)                              250,000        6,453,125
---------------------------------------------------------------
                                                     22,078,125
---------------------------------------------------------------

BANKS (REGIONAL)-2.42%

Bank United Corp.-Class A              200,000       10,350,000
---------------------------------------------------------------
Centura Banks, Inc.                    100,000        7,200,000
---------------------------------------------------------------
Community First Bankshares, Inc.       230,000       11,586,250
---------------------------------------------------------------
First Republic Bank(a)                 300,000       10,312,500
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                        150,000        3,984,375
---------------------------------------------------------------
Imperial Bancorp(a)                    225,000        6,595,312
---------------------------------------------------------------
Provident Bankshares Corp.             210,000        6,825,000
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                              250,000       10,000,000
---------------------------------------------------------------
Sterling Bancshares, Inc.              225,000        3,937,500
---------------------------------------------------------------
TCF Financial Corp.                    200,000        6,512,500
---------------------------------------------------------------
Westamerica Bancorp.                   225,000        7,425,000
---------------------------------------------------------------
Zions Bancorp.                         175,000        8,946,875
---------------------------------------------------------------
                                                     93,675,312
---------------------------------------------------------------

BIOTECHNOLOGY-0.64%

Curative Health Services,
  Inc.(a)                              300,000        9,300,000
---------------------------------------------------------------
IDEXX Laboratories, Inc.(a)            500,000       11,062,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
BIOTECHNOLOGY-(CONTINUED)

Incyte Pharmaceuticals, Inc.(a)        100,000   $    4,500,000
---------------------------------------------------------------
                                                     24,862,500
---------------------------------------------------------------
BROADCASTING (TELEVISION, RADIO & CABLE)-1.18%
Chancellor Media Corp.(a)              200,000        9,487,500
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)           633,400       27,790,425
---------------------------------------------------------------
Jacor Communications, Inc.(a)          150,000        8,531,250
---------------------------------------------------------------
                                                     45,809,175
---------------------------------------------------------------

BUILDING MATERIALS-0.16%

TJ International, Inc.                 200,000        6,225,000
---------------------------------------------------------------

CHEMICALS-0.20%

Agrium, Inc. (Canada)                  500,000        7,843,750
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.12%

OM Group, Inc.                         100,000        4,431,250
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.30%

Brightpoint, Inc.(a)                 1,200,000       23,400,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           400,000       18,950,000
---------------------------------------------------------------
Corsair Communications, Inc.(a)        400,000        7,400,000
---------------------------------------------------------------
Davox Corp.(a)                         150,000        3,356,250
---------------------------------------------------------------
Discreet Logic, Inc.(a) (Canada)       350,000        6,256,250
---------------------------------------------------------------
Innova Corp.(a)                        200,000        3,425,000
---------------------------------------------------------------
P-COM, Inc.(a)                         300,000        5,906,250
---------------------------------------------------------------
Premisys Communications, Inc.(a)       125,000        3,648,438
---------------------------------------------------------------
REMEC, Inc.(a)                         350,000        8,706,250
---------------------------------------------------------------
Tollgrade Communications,
  Inc.(a)(b)                           350,000        7,918,750
---------------------------------------------------------------
                                                     88,967,188
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.78%

Brooktrout Technology, Inc.(a)         250,000        5,203,125
---------------------------------------------------------------
IDX Systems Corp.(a)                   300,000       13,068,750
---------------------------------------------------------------
National Instruments Corp.(a)          200,000        7,100,000
---------------------------------------------------------------
Visual Networks, Inc.(a)               150,000        4,968,750
---------------------------------------------------------------
                                                     30,340,625
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.76%

Broadcom Corp.(a)                       74,100        3,556,800
---------------------------------------------------------------
International Network
  Services(a)                          200,000        6,725,000
---------------------------------------------------------------
MMC Networks, Inc.(a)                  200,000        4,475,000
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         300,000        9,562,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (NETWORKING)-(CONTINUED)

Xylan Corp.(a)                         174,200   $    4,959,256
---------------------------------------------------------------
                                                     29,278,556
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.28%

Creative Technology Limited(a)
  (Singapore)                          250,000        5,125,000
---------------------------------------------------------------
Diamond Multimedia Systems,
  Inc.(a)                              400,000        4,650,000
---------------------------------------------------------------
DSP Communications, Inc.(a)            250,000        4,171,875
---------------------------------------------------------------
Network Appliance, Inc.(a)             300,000       10,818,750
---------------------------------------------------------------
SanDisk Corp.(a)                       350,000        7,306,250
---------------------------------------------------------------
SMART Modular Technologies,
  Inc.(a)                              360,000        8,887,500
---------------------------------------------------------------
STB Systems, Inc.(a)(b)                600,000        8,587,500
---------------------------------------------------------------
                                                     49,546,875
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-11.08%

Advanced Fibre Communications,
  Inc.(a)                              300,000       12,712,500
---------------------------------------------------------------
Applied Voice Technology,
  Inc.(a)(b)                           309,000       13,634,625
---------------------------------------------------------------
Aspect Development, Inc.(a)            100,000        6,331,250
---------------------------------------------------------------
Aspen Technologies, Inc.(a)             61,500        3,005,812
---------------------------------------------------------------
Avant! Corp.(a)                        400,000       11,600,000
---------------------------------------------------------------
Axent Technologies, Inc.(a)            250,000        6,562,500
---------------------------------------------------------------
CBT Group PLC-ADR(a) (Ireland)         150,000        7,631,250
---------------------------------------------------------------
Check Point Software
  Technologies Ltd.(a) (Israel)        250,000        7,343,750
---------------------------------------------------------------
Citrix Systems, Inc.(a)                400,000       24,850,000
---------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                              175,000        4,506,250
---------------------------------------------------------------
Concord EFS, Inc.(a)                   575,000       18,112,500
---------------------------------------------------------------
DA Consulting Group, Inc.(a)            80,400        1,417,050
---------------------------------------------------------------
Documentum, Inc.(a)                    155,300        8,366,788
---------------------------------------------------------------
DSP Group, Inc.(a)                     400,000        8,450,000
---------------------------------------------------------------
Engineering Animation, Inc.(a)         435,150       20,506,444
---------------------------------------------------------------
Gemstar International Group
  Ltd.(a)                              250,000        9,656,250
---------------------------------------------------------------
Harbinger Corp.(a)                     250,000        9,093,750
---------------------------------------------------------------
HNC Software Inc.(a)                   100,000        3,900,000
---------------------------------------------------------------
Icon CMT Corp.(a)                      150,000        3,131,250
---------------------------------------------------------------
IDT Corp.(a)                           175,000        5,370,313
---------------------------------------------------------------
Integrated Systems, Inc.(a)            200,000        3,775,000
---------------------------------------------------------------
ISS Group, Inc.(a)                      23,000        1,017,750
---------------------------------------------------------------
Jack Henry & Associates                300,000       10,425,000
---------------------------------------------------------------
JDA Software Group, Inc.(a)            209,600       10,597,900
---------------------------------------------------------------
Learning Company, Inc. (The)(a)        250,000        7,156,250
---------------------------------------------------------------
Legato Systems, Inc.(a)                500,000       15,812,500
---------------------------------------------------------------
Manugistics Group, Inc.(a)              83,500        5,010,000
---------------------------------------------------------------
Medical Manager Corp.(a)               350,000       10,346,875
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Mercury Interactive Corp.(a)           200,000   $    8,100,000
---------------------------------------------------------------
Midway Games Inc.(a)                   300,000        5,550,000
---------------------------------------------------------------
Mobius Management Systems,
  Inc.(a)                               57,300        1,060,050
---------------------------------------------------------------
Network Solutions, Inc.-Class
  A(a)                                  99,800        5,289,400
---------------------------------------------------------------
NOVA Corp.(a)                          300,000       10,200,000
---------------------------------------------------------------
PC Connection, Inc.(a)                 200,000        4,337,500
---------------------------------------------------------------
Peerless Systems Corp.(a)(b)           600,000       10,537,500
---------------------------------------------------------------
Platinum Technology, Inc.(a)           200,000        5,100,000
---------------------------------------------------------------
QuadraMed Corp.(a)                     325,000        9,262,500
---------------------------------------------------------------
Radiant Systems, Inc.(a)               500,000       11,250,000
---------------------------------------------------------------
RWD Technologies, Inc.(a)              100,000        2,525,000
---------------------------------------------------------------
Sapient Corp.(a)                       150,000        7,406,250
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              175,000        4,221,875
---------------------------------------------------------------
Siebel Systems, Inc.(a)                150,000        3,881,250
---------------------------------------------------------------
Software AG Systems, Inc.(a)           500,000       12,375,000
---------------------------------------------------------------
Sterling Software, Inc.(a)             200,000        5,287,500
---------------------------------------------------------------
Systems & Computer Technology
  Corp.(a)                             100,000        5,650,000
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                      200,000        8,400,000
---------------------------------------------------------------
USWeb Corp.(a)                         425,000        9,695,313
---------------------------------------------------------------
Veritas Software Corp.(a)              400,000       21,900,000
---------------------------------------------------------------
Visio Corp.(a)                         275,000       13,612,500
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                 100,000        4,387,500
---------------------------------------------------------------
Wind River Systems(a)                  250,000        8,656,250
---------------------------------------------------------------
                                                    429,008,945
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.84%

Action Performance Companies,
  Inc.(a)                              500,000       17,312,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)              400,000       14,675,000
---------------------------------------------------------------
                                                     31,987,500
---------------------------------------------------------------

CONSUMER FINANCE-1.05%

Federal Agricultural Mortgage
  Corp.-Class C(a)(b)                  172,300        9,304,200
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              450,000       21,825,000
---------------------------------------------------------------
IMC Mortgage Co.(a)                    600,000        9,562,500
---------------------------------------------------------------
                                                     40,691,700
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.50%

Owens & Minor, Inc. Holding Co.        525,500        9,360,468
---------------------------------------------------------------
Patterson Dental Co.(a)                150,000        4,415,625
---------------------------------------------------------------
Richfood Holdings, Inc.                200,000        5,487,500
---------------------------------------------------------------
                                                     19,263,593
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRICAL EQUIPMENT-3.60%

Advanced Lighting Technologies,
  Inc.(a)                              250,000   $    6,937,500
---------------------------------------------------------------
AFC Cable Systems, Inc.(a)             150,000        5,212,500
---------------------------------------------------------------
Avid Technology, Inc.(a)               300,000       13,012,500
---------------------------------------------------------------
Berg Electronics Corp.(a)              200,000        4,762,500
---------------------------------------------------------------
Chicago Miniature Lamp, Inc.(a)        150,000        5,756,250
---------------------------------------------------------------
Encore Wire Corp.(a)                   200,000        7,750,000
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              350,000       14,087,500
---------------------------------------------------------------
RELTEC Corp.(a)                         23,500          937,062
---------------------------------------------------------------
Sanmina Corp.(a)                       275,000       24,750,000
---------------------------------------------------------------
Sawtek Inc.(a)                         250,000        7,593,750
---------------------------------------------------------------
SCI Systems, Inc.(a)                   300,000       12,356,250
---------------------------------------------------------------
Symbol Technologies, Inc.              450,000       17,325,000
---------------------------------------------------------------
Uniphase Corp.(a)                      350,000       18,987,500
---------------------------------------------------------------
                                                    139,468,312
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.20%

Anicom, Inc.(a)                        500,000        7,812,500
---------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.20%

Aeroflex Inc.(a)                       575,000        7,834,375
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-1.02%

Aavid Thermal Technologies(a)          200,000        6,987,500
---------------------------------------------------------------
CellStar Corp.(a)                      150,000        4,893,750
---------------------------------------------------------------
Thermo Optek Corp.(a)                  350,000        6,300,000
---------------------------------------------------------------
ThermoQuest Corp.(a)                   300,000        5,362,500
---------------------------------------------------------------
Waters Corp.(a)                        300,000       16,050,000
---------------------------------------------------------------
                                                     39,593,750
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-3.80%

Applied Micro Circuits Corp.(a)        125,000        3,453,125
---------------------------------------------------------------
ATMI Inc.(a)                           150,000        4,181,250
---------------------------------------------------------------
Burr-Brown Corp.(a)                    400,000       12,175,000
---------------------------------------------------------------
Flextronics International
  Ltd.(a)                              500,000       23,750,000
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              750,000        9,046,875
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)         100,000        4,562,500
---------------------------------------------------------------
Level One Communications,
  Inc.(a)                              337,500       10,504,688
---------------------------------------------------------------
Micrel, Inc.(a)                        300,000       11,775,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)          250,000        7,093,750
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    250,000       11,375,000
---------------------------------------------------------------
Semtech Corporation(a)                 500,000       11,937,500
---------------------------------------------------------------
Sipex Corp.(a)(b)                      700,000       13,912,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         400,000       23,075,000
---------------------------------------------------------------
                                                    146,842,188
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ENTERTAINMENT-0.28%

Cinar Films Inc.-Class B(a)
  (Canada)                             121,000   $    2,329,250
---------------------------------------------------------------
SFX Entertainment, Inc.-Class
  A(a)                                 250,000        8,625,000
---------------------------------------------------------------
                                                     10,954,250
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.65%

Credence Systems Corp.(a)              250,000        6,890,625
---------------------------------------------------------------
Photronics, Inc.(a)                    500,000       18,437,500
---------------------------------------------------------------
                                                     25,328,125
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.92%

AmeriTrade Holding Corp.(a)            300,000        8,475,000
---------------------------------------------------------------
Amresco, Inc.(a)                       350,000       12,687,500
---------------------------------------------------------------
Insignia Financial Group,
  Inc.-Class A(a)                      400,000       10,650,000
---------------------------------------------------------------
Ocwen Financial Corp.(a)               150,000        3,881,250
---------------------------------------------------------------
                                                     35,693,750
---------------------------------------------------------------

FOODS-0.15%

Suiza Foods Corp.(a)                   100,000        5,925,000
---------------------------------------------------------------

FOOTWEAR-0.57%

Timberland Co. (The)(a)                125,000       10,703,125
---------------------------------------------------------------
Wolverine World Wide, Inc.             400,000       11,550,000
---------------------------------------------------------------
                                                     22,253,125
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.28%

Alpharma, Inc.-Class A                 495,834       11,280,224
---------------------------------------------------------------
Biovail Corporation
  International(a) (Canada)            100,000        4,087,500
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)         750,000        6,750,000
---------------------------------------------------------------
Medicis Pharmaceutical Corp.(a)        405,000       17,313,750
---------------------------------------------------------------
Parexel International Corp.(a)         300,000       10,050,000
---------------------------------------------------------------
                                                     49,481,474
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.71%

Health Management Associates,
  Inc.-Class A(a)                      600,093       18,902,930
---------------------------------------------------------------
Province Healthcare Co.(a)             299,200        8,265,400
---------------------------------------------------------------
Quorum Health Group, Inc.(a)           450,000       14,456,250
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      425,000       24,464,062
---------------------------------------------------------------
                                                     66,088,642
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-1.09%

Assisted Living Concepts,
  Inc.(a)                              605,000       11,116,875
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             325,000       13,243,750
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   300,000        9,056,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (LONG TERM CARE)-(CONTINUED)

Sunrise Assisted Living, Inc.(a)       200,000   $    8,962,500
---------------------------------------------------------------
                                                     42,379,375
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.95%

American Oncology Resources,
  Inc.(a)                              550,000        8,250,000
---------------------------------------------------------------
Concentra Managed Care, Inc.(a)        600,000       18,675,000
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       125,000       10,000,000
---------------------------------------------------------------
                                                     36,925,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-2.99%

ADAC Laboratories(a)                   350,000        7,612,500
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              250,000        8,843,750
---------------------------------------------------------------
DENTSPLY International Inc.            300,000        9,862,500
---------------------------------------------------------------
ESC Medical Systems Ltd.(a)
  (Israel)                              47,850        1,555,125
---------------------------------------------------------------
Henry Schein, Inc.(a)                  550,000       21,450,000
---------------------------------------------------------------
Hologic, Inc.(a)                       200,000        4,700,000
---------------------------------------------------------------
MiniMed, Inc.(a)                       150,000        7,500,000
---------------------------------------------------------------
Physio-Control International
  Corp.(a)                             225,000        5,175,000
---------------------------------------------------------------
PSS World Medical, Inc.(a)             600,000       13,462,500
---------------------------------------------------------------
ResMed, Inc.(a)                        200,000        7,912,500
---------------------------------------------------------------
Safeskin Corporation(a)                 69,700        2,483,063
---------------------------------------------------------------
Sybron International Corp.(a)          750,000       19,875,000
---------------------------------------------------------------
VISX, Inc.(a)                          125,000        5,515,625
---------------------------------------------------------------
                                                    115,947,563
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-3.79%

American HomePatient, Inc.(a)           65,400        1,205,812
---------------------------------------------------------------
BioReliance Corp.(a)                   274,500        4,254,750
---------------------------------------------------------------
Boron, LePore & Associates,
  Inc.(a)                              375,000       14,062,500
---------------------------------------------------------------
Covance, Inc.(a)                       350,000        7,503,125
---------------------------------------------------------------
First Consulting Group, Inc.(a)        200,000        4,800,000
---------------------------------------------------------------
Hooper Holmes, Inc.                    164,900        3,885,456
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              125,000       10,140,625
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        325,000        9,546,875
---------------------------------------------------------------
Ocular Sciences, Inc.(a)               200,000        5,600,000
---------------------------------------------------------------
Omnicare, Inc.                         500,000       17,125,000
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              625,000       13,359,375
---------------------------------------------------------------
RehabCare Group, Inc.(a)               200,000        6,162,500
---------------------------------------------------------------
Res-Care, Inc.(a)                      100,000        3,912,500
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             393,000       15,155,063
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                              300,000        9,937,500
---------------------------------------------------------------
Transition Systems, Inc.(a)            600,000       13,500,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Veterinary Centers of America,
  Inc.(a)                              350,000   $    6,540,625
---------------------------------------------------------------
                                                    146,691,706
---------------------------------------------------------------

HOMEBUILDING-0.54%

American Homestar Corp.(a)             600,000       12,450,000
---------------------------------------------------------------
Toll Brothers, Inc.(a)                 300,000        8,362,500
---------------------------------------------------------------
                                                     20,812,500
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.20%

Ethan Allen Interiors, Inc.            150,000        7,640,625
---------------------------------------------------------------

HOUSEWARES-1.33%

Central Garden and Pet Co.(a)          250,000        8,562,500
---------------------------------------------------------------
Helen of Troy Ltd.(a)                1,200,000       24,600,000
---------------------------------------------------------------
Windmere-Durable Holdings
  Inc.(a)                              750,000       18,375,000
---------------------------------------------------------------
                                                     51,537,500
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.18%

Penn Treaty American Corp.(a)          225,000        6,862,500
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.22%

Century Business Services,
  Inc.(a)                              450,000        8,662,500
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.07%

CMAC Investment Corp.                  300,000       19,368,750
---------------------------------------------------------------
Executive Risk Inc.                    185,000       12,337,188
---------------------------------------------------------------
Fidelity National Financial,
  Inc.                                 150,000        5,531,250
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           200,000        4,350,000
---------------------------------------------------------------
                                                     41,587,188
---------------------------------------------------------------

LAND DEVELOPMENT-0.27%

Fairfield Communities, Inc.(a)         450,000       10,518,750
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.22%

North Face, Inc. (The)(a)              200,000        4,487,500
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)          150,000        4,096,875
---------------------------------------------------------------
                                                      8,584,375
---------------------------------------------------------------

LODGING-HOTELS-0.42%

American Skiing Co.(a)                 450,000        6,975,000
---------------------------------------------------------------
Prime Hospitality Corp.(a)             450,000        9,309,375
---------------------------------------------------------------
                                                     16,284,375
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.50%

Applied Power, Inc.-Class A            250,000        9,343,750
---------------------------------------------------------------
Gardner Denver Machinery Inc.(a)       350,000        9,865,625
---------------------------------------------------------------
                                                     19,209,375
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
MANUFACTURING
  (DIVERSIFIED)-0.16%

AMETEK, Inc.                           200,000   $    6,087,500
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-1.07%

Coflexip S.A.-ADR (France)             200,000       14,250,000
---------------------------------------------------------------
Halter Marine Group, Inc.(a)           400,000        7,250,000
---------------------------------------------------------------
JLG Industries, Inc.                   500,000        8,156,250
---------------------------------------------------------------
Zebra Technologies Corp.(a)            300,000       11,625,000
---------------------------------------------------------------
                                                     41,281,250
---------------------------------------------------------------

OFFICE EQUIPMENT &
  SUPPLIES-1.69%

Daisytek International Corp.(a)        750,000       18,187,500
---------------------------------------------------------------
Herman Miller, Inc.                    500,000       15,093,750
---------------------------------------------------------------
Mail-Well, Inc.(a)                     400,000       19,350,000
---------------------------------------------------------------
United Stationers, Inc.(a)             200,000       12,625,000
---------------------------------------------------------------
                                                     65,256,250
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-5.63%

Camco International, Inc.              225,000       15,271,875
---------------------------------------------------------------
CE Franklin Ltd.(a)                    650,000        4,468,750
---------------------------------------------------------------
Cliffs Drilling Co.(a)                 150,000        7,396,875
---------------------------------------------------------------
Core Laboratories N.V.(a)
  (Netherlands)                        500,000       14,187,500
---------------------------------------------------------------
Dawson Geophysical Co.(a)(b)           250,000        4,343,750
---------------------------------------------------------------
EVI, Inc.(a)                           450,000       23,962,500
---------------------------------------------------------------
Friede Goldman International
  Inc.(a)                              150,000        6,037,500
---------------------------------------------------------------
Global Industries Ltd.(a)              550,000       12,478,125
---------------------------------------------------------------
Gulf Island Fabrication, Inc.(a)       100,000        2,325,000
---------------------------------------------------------------
Input/Output, Inc.(a)                  400,000        9,950,000
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)                              300,000        7,293,750
---------------------------------------------------------------
Maverick Tube Corp.(a)                 400,000        6,975,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              701,498       26,613,080
---------------------------------------------------------------
Newpark Resources, Inc.(a)             600,000       14,437,500
---------------------------------------------------------------
Patterson Energy, Inc.(a)              200,000        2,800,000
---------------------------------------------------------------
Precision Drilling Corp.(a)
  (Canada)                             250,000        5,968,750
---------------------------------------------------------------
Pride International, Inc.(a)           400,000        9,725,000
---------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                             400,000        9,475,000
---------------------------------------------------------------
Varco International, Inc.(a)           500,000       15,375,000
---------------------------------------------------------------
Veritas DGC, Inc.(a)                   350,000       18,965,625
---------------------------------------------------------------
                                                    218,050,580
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.02%

Cabot Oil and Gas Corp.-Class A        300,000        7,031,250
---------------------------------------------------------------
Callon Petroleum Co.(a)                150,000        2,662,500
---------------------------------------------------------------
Comstock Resources, Inc.(a)            350,000        4,506,250
---------------------------------------------------------------
Devon Energy Corp.                     100,000        3,987,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (EXPLORATION & PRODUCTION)-(CONTINUED)

Newfield Exploration Co.(a)            325,000   $    7,881,250
---------------------------------------------------------------
St. Mary Land & Exploration Co.        100,000        3,200,000
---------------------------------------------------------------
Stolt Comex Seaway, S.A.(a)
  (United Kingdom)                     200,000        6,500,000
---------------------------------------------------------------
Vintage Petroleum, Inc.                200,000        3,900,000
---------------------------------------------------------------
                                                     39,668,750
---------------------------------------------------------------

PERSONAL CARE-1.25%

NBTY, Inc.(a)                          300,000        6,000,000
---------------------------------------------------------------
Rexall Sundown, Inc.(a)                700,000       22,356,250
---------------------------------------------------------------
Steiner Leisure Ltd.(a)                 75,000        2,367,188
---------------------------------------------------------------
Twinlab Corp.(a)                       450,000       17,662,500
---------------------------------------------------------------
                                                     48,385,938
---------------------------------------------------------------

PUBLISHING-0.22%

Meredith Corp.                         200,000        8,600,000
---------------------------------------------------------------

RAILROADS-0.27%

MotivePower Industries, Inc.(a)        400,000       10,300,000
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-0.17%

LNR Property Corp.                     150,000        4,012,500
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                  99,526        2,513,032
---------------------------------------------------------------
                                                      6,525,532
---------------------------------------------------------------

RESTAURANTS-2.41%

Cheesecake Factory (The)(a)            464,300       11,723,575
---------------------------------------------------------------
CKE Restaurants, Inc.                  300,000       10,387,500
---------------------------------------------------------------
Dave & Buster's, Inc.(a)               300,000        7,837,500
---------------------------------------------------------------
Foodmaker, Inc.(a)                     300,000        5,700,000
---------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                              375,000       10,687,500
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                              200,000        8,350,000
---------------------------------------------------------------
Rainforest Cafe, Inc.(a)               650,000        9,851,563
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)            434,000       16,763,250
---------------------------------------------------------------
Sonic Corp.(a)                         250,000        8,000,000
---------------------------------------------------------------
TCBY Enterprises, Inc.                 475,000        4,185,938
---------------------------------------------------------------
                                                     93,486,826
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.97%

Best Buy Co., Inc.(a)                  100,000        7,025,000
---------------------------------------------------------------
CDW Computer Centers, Inc.(a)          300,000       14,550,000
---------------------------------------------------------------
CompUSA, Inc.(a)                       125,000        2,320,313
---------------------------------------------------------------
Tech Data Corp.(a)                     275,000       13,715,625
---------------------------------------------------------------
                                                     37,610,938
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (DISCOUNTERS)-1.44%

Ames Department Stores, Inc.(a)        600,000   $   14,700,000
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            285,900       15,510,075
---------------------------------------------------------------
Family Dollar Stores, Inc.             250,000        8,500,000
---------------------------------------------------------------
99 Cents Only Stores(a)                262,925       10,024,016
---------------------------------------------------------------
Stein Mart, Inc.(a)                    200,000        7,050,000
---------------------------------------------------------------
                                                     55,784,091
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.16%

Whole Foods Market, Inc.(a)            100,000        6,187,500
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.51%

Fred Meyer, Inc.(a)                    437,500       19,632,813
---------------------------------------------------------------

RETAIL (SPECIALTY)-4.17%

BOWLIN Outdoor Advertising &
  Travel Centers Inc.(a)(b)            220,000        2,172,500
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                                 600,000       14,850,000
---------------------------------------------------------------
Garden Ridge Corp.(a)                  250,000        4,781,250
---------------------------------------------------------------
Genesco Inc.(a)                        700,000       11,856,250
---------------------------------------------------------------
Inacom Corp.(a)                        600,000       21,487,500
---------------------------------------------------------------
Just for Feet, Inc.(a)                 500,000       11,000,000
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              200,000       12,050,000
---------------------------------------------------------------
Michaels Stores, Inc.(a)               300,000        9,075,000
---------------------------------------------------------------
Musicland Stores Corp.(a)              250,000        3,062,500
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           250,000        6,875,000
---------------------------------------------------------------
Party City Corp.(a)                    262,500        7,284,375
---------------------------------------------------------------
PETsMART, Inc.(a)                    1,000,000       11,750,000
---------------------------------------------------------------
Pier 1 Imports, Inc.                   500,000       13,187,500
---------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                              400,000        3,825,000
---------------------------------------------------------------
Trans World Entertainment
  Corp.(a)                             500,000       13,500,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               100,000        5,493,750
---------------------------------------------------------------
Zale Corp.(a)                          300,000        9,037,500
---------------------------------------------------------------
                                                    161,288,125
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.44%

Abercrombie & Fitch Co.-Class
  A(a)                                 100,000        4,450,000
---------------------------------------------------------------
American Eagle Outfitters,
  Inc.(a)                               70,050        4,097,925
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  340,000       17,212,500
---------------------------------------------------------------
Gadzooks, Inc.(a)                      200,000        5,250,000
---------------------------------------------------------------
Goody's Family Clothing, Inc.(a)       200,000        9,900,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         500,000       21,062,500
---------------------------------------------------------------
Pacific Sunwear of California(a)       500,000       22,062,500
---------------------------------------------------------------
Stage Stores, Inc.(a)                   96,400        4,958,575
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Wet Seal, Inc.-Class A(a)              200,000   $    5,525,000
---------------------------------------------------------------
                                                     94,519,000
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.24%

Webster Financial Corp.                270,000        9,146,250
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.88%

Abacus Direct Corp.(a)                 200,000       11,375,000
---------------------------------------------------------------
Catalina Marketing Corp.(a)            100,000        5,200,000
---------------------------------------------------------------
Market Facts, Inc.(a)                  200,000        4,600,000
---------------------------------------------------------------
Metris Companies Inc.                  225,000       12,754,688
---------------------------------------------------------------
                                                     33,929,688
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.64%

ABR Information Services,
  Inc.(a)                              250,000        7,234,375
---------------------------------------------------------------
Caribiner International, Inc.(a)        74,500        1,490,000
---------------------------------------------------------------
Cerner Corp.(a)                        475,000       14,160,938
---------------------------------------------------------------
Championship Auto Racing Teams,
  Inc.(a)                              100,000        1,887,500
---------------------------------------------------------------
Children's Comprehensive
  Services, Inc.(a)(b)                 436,100        8,176,875
---------------------------------------------------------------
Equity Corp. International(a)          450,000       11,165,625
---------------------------------------------------------------
G & K Services, Inc.-Class A           100,000        4,025,000
---------------------------------------------------------------
INSpire Insurance Solutions,
  Inc.(a)                              150,000        5,043,750
---------------------------------------------------------------
Iron Mountain, Inc.(a)                 100,000        4,200,000
---------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                      160,000        8,140,000
---------------------------------------------------------------
Regis Corp.                            125,000        3,546,875
---------------------------------------------------------------
Ritchie Bros. Auctioneers
  Inc.(a) (Canada)                     155,100        4,178,006
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class
  A                                    800,000       20,600,000
---------------------------------------------------------------
Strayer Education, Inc.                230,850        8,483,738
---------------------------------------------------------------
                                                    102,332,682
---------------------------------------------------------------

SERVICES (COMPUTER
  SYSTEMS)-2.53%

Analysts International Corp.           200,000        5,800,000
---------------------------------------------------------------
Cambridge Technology Partners,
  Inc.(a)                              200,000       10,450,000
---------------------------------------------------------------
Ciber, Inc.(a)                         354,000       11,505,000
---------------------------------------------------------------
Compucom Systems, Inc.(a)              250,000        1,875,000
---------------------------------------------------------------
Computer Task Group, Inc.              150,000        5,831,250
---------------------------------------------------------------
Insight Enterprises, Inc.(a)           500,000       19,937,500
---------------------------------------------------------------
Keane, Inc.(a)                         200,000       10,050,000
---------------------------------------------------------------
Leasing Solutions, Inc.(a)(b)          410,000       11,326,250
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           600,000       21,375,000
---------------------------------------------------------------
                                                     98,150,000
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-4.18%

Affiliated Computer Services,
  Inc.(a)                              550,000       19,318,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SERVICES (DATA PROCESSING)-(CONTINUED)

Billing Information Concepts
  Corp.(a)                             900,000   $   25,200,000
---------------------------------------------------------------
Computer Horizons Corp.(a)             150,000        5,690,625
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                              500,000       22,750,000
---------------------------------------------------------------
Envoy Corp.(a)                         300,000       12,637,500
---------------------------------------------------------------
FactSet Research Systems,
  Inc.(a)                              190,800        6,678,000
---------------------------------------------------------------
Hyperion Software Corp.(a)             300,000       13,012,500
---------------------------------------------------------------
MedQuist, Inc.(a)                      200,000        9,750,000
---------------------------------------------------------------
National Computer Systems, Inc.        400,000       10,000,000
---------------------------------------------------------------
PMT Services, Inc.(a)                  600,000       11,700,000
---------------------------------------------------------------
Saville Systems Ireland
  PLC-ADR(a) (Ireland)                 500,000       24,937,500
---------------------------------------------------------------
                                                    161,674,875
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.16%

Metamor Worldwide, Inc.(a)             175,000        6,693,750
---------------------------------------------------------------
RCM Technologies, Inc.(a)              200,000        4,800,000
---------------------------------------------------------------
Renaissance Worldwide Inc.(a)          300,000        5,381,250
---------------------------------------------------------------
Robert Half International,
  Inc.(a)                              250,000       13,531,250
---------------------------------------------------------------
Romac International, Inc.(a)           400,000       10,600,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)            150,000        4,068,750
---------------------------------------------------------------
                                                     45,075,000
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.33%

Cornell Corrections, Inc.(a)           350,000        7,918,750
---------------------------------------------------------------
Tetra Tech, Inc.(a)                    200,000        4,850,000
---------------------------------------------------------------
                                                     12,768,750
---------------------------------------------------------------

SPECIALTY PRINTING-0.76%

Applied Graphics Technologies,
  Inc.(a)                               75,000        3,750,000
---------------------------------------------------------------
Consolidated Graphics, Inc.(a)         200,000       11,537,500
---------------------------------------------------------------
Valassis Communications, Inc.(a)       200,000        7,850,000
---------------------------------------------------------------
World Color Press, Inc.(a)             200,000        6,400,000
---------------------------------------------------------------
                                                     29,537,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.44%

International Telecommunication
  Data Systems, Inc.(a)                245,050        7,412,763
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        300,000        5,662,500
---------------------------------------------------------------
World Access, Inc.(a)                  100,000        3,862,500
---------------------------------------------------------------
                                                     16,937,763
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.15%

Pacific Gateway Exchange,
  Inc.(a)                              100,000        5,700,000
---------------------------------------------------------------

TELEPHONE-0.18%

GeoTel Communications Corp.(a)         250,000        6,906,250
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

TEXTILES (APPAREL)-1.04%

Ashworth, Inc.(a)                      450,000   $    7,537,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           150,000        3,731,250
---------------------------------------------------------------
Quicksilver, Inc.(a)                   195,000        3,668,438
---------------------------------------------------------------
St. John Knits, Inc.                   400,000       17,850,000
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                125,000        7,625,000
---------------------------------------------------------------
                                                     40,412,188
---------------------------------------------------------------

TEXTILES (HOME
  FURNISHINGS)-0.65%

Mohawk Industries, Inc.(a)             375,000       11,578,125
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)             400,000       13,400,000
---------------------------------------------------------------
                                                     24,978,125
---------------------------------------------------------------

TRUCKERS-0.56%

Heartland Express, Inc.(a)             150,000        3,731,250
---------------------------------------------------------------
M.S. Carriers, Inc.(a)                 200,000        6,800,000
---------------------------------------------------------------
Swift Transportation Co.,
  Inc.(a)                              376,700        8,617,013
---------------------------------------------------------------
Werner Enterprises, Inc.               100,000        2,412,500
---------------------------------------------------------------
                                                     21,560,763
---------------------------------------------------------------

TRUCKS & PARTS-0.40%

Wabash National Corp.                  500,000       15,437,500
---------------------------------------------------------------

WASTE MANAGEMENT-1.64%

Allied Waste Industries, Inc.(a)       500,000       13,750,000
---------------------------------------------------------------
American Disposal Services,
  Inc.(a)                              525,000       21,049,219
---------------------------------------------------------------
Eastern Environmental Services,
  Inc.(a)                              425,000       11,103,125
---------------------------------------------------------------
ITEQ, Inc.(a)                          775,000        9,881,250
---------------------------------------------------------------
KTI, Inc.(a)(b)                        420,000        7,770,000
---------------------------------------------------------------
                                                     63,553,594
---------------------------------------------------------------
    Total Common Stocks (Cost
      $2,398,712,984)                             3,661,589,468
---------------------------------------------------------------

WARRANTS-0.00%

Tice Technology Inc. (warrants
  expiring 07/31/99)                       400              300
---------------------------------------------------------------
    Total Warrants (Cost $0)                                300
---------------------------------------------------------------

PREFERRED STOCK-0.33%

LODGING-HOTELS-0.33%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                115,000       12,635,625
---------------------------------------------------------------
    Total Preferred Stock (Cost
      $7,582,525)                                    12,635,625
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
CONVERTIBLE CORPORATE NOTES-0.33%

BROADCASTING (TELEVISION, RADIO
  & CABLE)-0.06%

Jacor Communications Inc., Conv.
  Sr. LYON, 5.50%, 06/12/11(c)    $  3,200,000   $    2,486,176
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.27%

Pier 1 Imports, Inc., Conv. Sub.
  Notes, 5.75%, 10/01/03             4,800,000       10,446,336
---------------------------------------------------------------
    Total Convertible Corporate
      Notes (Cost $7,801,351)                        12,932,512
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
                                     AMOUNT          VALUE
REPURCHASE AGREEMENTS-4.65%(d)

Dean Witter Reynolds, Inc.,
  5.55%, 05/01/98(e)              $    158,285   $      158,285
---------------------------------------------------------------
Lehman Brothers Inc., 5.32%,
  05/01/98(f)                      180,000,000      180,000,000
---------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $180,158,285)                           180,158,285
---------------------------------------------------------------
TOTAL INVESTMENTS-99.88%                          3,867,316,190
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.12%                                   4,642,250
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,871,958,440
===============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
LYON   - Liquid Yield Option Notes
Pfd.   - Preferred
Sr.    - Senior
Sub.   - Subordinated

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Affiliated issuers are those in which the Funds's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 04/30/98 was $97,684,450 which represented 2.52% of the Fund's net assets.
(c)Zero coupon bond. Interest rate shown represents the rate of original issue discount.
(d)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e)Joint repurchase agreement entered into 04/30/98 with a maturing value of $300,046,250. Collateralized by $307,111,000, U.S. Government obligations, 0% to 9.40% due 06/10/98 to 09/26/19 with an aggregate market value at 04/30/98 of $306,000,308.
(f)Joint repurchase agreement entered into 04/30/98 with a maturing value of $450,066,500. Collateralized by $557,597,000, U.S. Government obligations, 0% to 8.60% due 05/26/98 to 11/12/27 with an aggregate market value at 04/30/98 of $459,003,592.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1998
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $2,594,255,146)                         $3,867,316,190
--------------------------------------------------------
Receivables for:
  Investments sold                            23,734,312
--------------------------------------------------------
  Capital stock sold                           4,041,927
--------------------------------------------------------
  Dividends and interest                         304,626
--------------------------------------------------------
Investment for deferred compensation
  plan                                            40,221
--------------------------------------------------------
Other assets                                      52,585
--------------------------------------------------------
    Total assets                           3,895,489,861
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        5,391,378
--------------------------------------------------------
  Capital stock reacquired                    14,597,022
--------------------------------------------------------
  Deferred compensation                           40,221
--------------------------------------------------------
Accrued advisory fees                          2,009,040
--------------------------------------------------------
Accrued administrative services fees               9,043
--------------------------------------------------------
Accrued distribution fees                        793,327
--------------------------------------------------------
Accrued directors' fees                            1,791
--------------------------------------------------------
Accrued transfer agent fees                      487,856
--------------------------------------------------------
Accrued operating expenses                       201,743
--------------------------------------------------------
    Total liabilities                         23,531,421
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $3,871,958,440
========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER

  SHARE:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 74,453,560
========================================================
Net asset value and redemption price per
  share                                   $        52.01
--------------------------------------------------------
Offering price per share:
  (Net asset value of $52.01 divided by
   94.50%)                                $        55.04
========================================================

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 1998
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of $5,050 foreign
  withholding tax)                         $  1,730,310
-------------------------------------------------------
Interest                                      4,870,213
-------------------------------------------------------
    Total investment income                   6,600,523
-------------------------------------------------------

EXPENSES:

Advisory fees                                11,599,389
-------------------------------------------------------
Administrative services fees                     53,198
-------------------------------------------------------
Custodian fees                                  143,780
-------------------------------------------------------
Directors' fees                                  15,522
-------------------------------------------------------
Distribution fees                             4,587,687
-------------------------------------------------------
Transfer agent fees                           2,468,682
-------------------------------------------------------
Other                                           507,689
-------------------------------------------------------
    Total expenses                           19,375,947
-------------------------------------------------------
Less: Expenses paid indirectly                  (52,101)
-------------------------------------------------------
    Net expenses                             19,323,846
-------------------------------------------------------
Net investment income (loss)                (12,723,323)
-------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FUTURES AND
  OPTION CONTRACTS:

Net realized gain (loss) from:
    Investment securities                   140,275,857
-------------------------------------------------------
    Futures contracts                        (6,640,895)
-------------------------------------------------------
    Option contracts                            199,322
-------------------------------------------------------
                                            133,834,284
-------------------------------------------------------
Net unrealized appreciation of:
    Investment securities                   173,041,005
-------------------------------------------------------
    Futures contracts                         5,238,090
-------------------------------------------------------
                                            178,279,095
-------------------------------------------------------
         Net gain from investment
           securities, futures and option
           contracts                        312,113,379
-------------------------------------------------------
Net increase in net assets resulting from
  operations                               $299,390,056
=======================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED APRIL 30, 1998 AND THE YEAR ENDED OCTOBER 31, 1997 (UNAUDITED)

                                                                APRIL 30,       OCTOBER 31,
                                                                   1998             1997
                                                              --------------   --------------
OPERATIONS:
  Net investment income (loss)                                $  (12,723,323)  $  (19,740,330)
---------------------------------------------------------------------------------------------
  Net realized gain from investment securities, futures and
    option contracts                                             133,834,284      143,240,683
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                            178,279,095      435,818,451
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         299,390,056      559,318,804
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains           (135,731,032)    (138,552,707)
---------------------------------------------------------------------------------------------
Share transactions--net                                         (155,957,893)     692,927,269
---------------------------------------------------------------------------------------------
    Net increase in net assets                                     7,701,131    1,113,693,366
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,864,257,309    2,750,563,943
---------------------------------------------------------------------------------------------
  End of period                                               $3,871,958,440   $3,864,257,309
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,475,181,392   $2,631,139,285
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (12,804,723)         (81,400)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, futures and option contracts                     136,520,727      138,417,475
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          1,273,061,044    1,094,781,949
---------------------------------------------------------------------------------------------
                                                              $3,871,958,440   $3,864,257,309
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 1998
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund has temporarily discontinued public sales of its shares to new investors. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-- Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
      A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended April 30, 1998, AIM was reimbursed $53,198 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the six months ended April 30, 1998, AFS was paid $1,256,249 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the six months ended April 30, 1998, the Fund paid AIM Distributors $4,587,687 as compensation under the Plan.
  AIM Distributors received commissions of $489,238 from sales of shares of the Fund's capital stock during the six months ended April 30, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the six months ended April 30, 1998, AIM Distributors received $18,644 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 1998, the Fund paid legal fees of $3,931 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 1998 the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $20,664 and $31,437, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $52,101 during the six months ended April 30, 1998.
NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the six months ended April 30, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  Pursuant to an amendment to the line of credit agreement effective May 1, 1998, the Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by the prospectus for borrowings.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the six months ended April 30, 1998 were $1,184,973,837 and $1,507,980,673, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of April 30, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 1,312,858,065
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (40,093,252)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 1,272,764,813
===========================================================

  Cost of investment for tax purposes is $2,594,551,377.

NOTE 7-CALL OPTIONS CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 1998 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ---------------------
                                    NUMBER OF   PREMIUMS
                                    CONTRACTS   RECEIVED
                                    ---------   ---------
Beginning of period                     --             --
---------------------------------------------------------
Written                                741      $ 205,435
---------------------------------------------------------
Closed                                (741)      (205,435)
---------------------------------------------------------
End of period                           --             --
=========================================================

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 1998 and the year ended October 31, 1997 were as follows:

                                                                    APRIL 30, 1998                 OCTOBER 31, 1997
                                                             -----------------------------   -----------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                             -----------   ---------------   -----------   ---------------
Sold                                                          19,456,290   $   935,911,259    41,558,826   $ 1,826,781,148
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            2,928,346       126,973,169     3,068,800       127,938,198
--------------------------------------------------------------------------------------------------------------------------
Reacquired                                                   (25,268,458)   (1,218,842,321)  (28,514,602)   (1,261,792,077)
--------------------------------------------------------------------------------------------------------------------------
                                                              (2,883,822)  $  (155,957,893)   16,113,024   $   692,927,269
==========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during the six months ended April 30, 1998, each of the years in the four-year period ended October 31, 1997, the ten month period ended October 31, 1993 and the year ended December 31, 1992.

                                                                            OCTOBER 31,
                                   APRIL 30,       --------------------------------------------------------------    DECEMBER 31,
                                      1998            1997          1996          1995         1994        1993        1992(a)
                                   ----------      ----------    ----------    ----------    --------    --------    ------------
Net asset value, beginning of
  period                           $    49.97      $    44.93    $    40.13    $    28.37    $  23.85    $  18.52      $ 16.06
---------------------------------  ----------      ----------    ----------    ----------    --------    --------      -------
Income from investment
  operations:
    Net investment income (loss)        (0.17)          (0.26)        (0.32)        (0.04)      (0.05)      (0.02)       (0.03)
---------------------------------  ----------      ----------    ----------    ----------    --------    --------      -------
    Net gains (losses) on
      securities (both realized
      and unrealized)                    3.99            7.60          6.09         11.80        4.57        5.35         3.41
---------------------------------  ----------      ----------    ----------    ----------    --------    --------      -------
        Total from investment
          operations                     3.82            7.34          5.77         11.76        4.52        5.33         3.38
---------------------------------  ----------      ----------    ----------    ----------    --------    --------      -------
Less distributions:
    Distributions from net
      realized gains                    (1.78)          (2.30)        (0.97)           --          --          --        (0.92)
---------------------------------  ----------      ----------    ----------    ----------    --------    --------      -------
Net asset value, end of period     $    52.01      $    49.97    $    44.93    $    40.13    $  28.37    $  23.85      $ 18.52
=================================  ==========      ==========    ==========    ==========    ========    ========      =======
Total return(b)                          8.35%          17.35%        14.77%        41.45%      18.96%      28.78%       21.34%
=================================  ==========      ==========    ==========    ==========    ========    ========      =======
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                         $3,871,958      $3,864,257    $2,750,564    $2,245,554    $687,238    $217,256      $38,238
=================================  ==========      ==========    ==========    ==========    ========    ========      =======
Ratio of expenses to average net
  assets(c)                              1.06%(d)(e)     1.06%         1.11%         1.08%       1.07%       1.00%(g)     1.25%
=================================  ==========      ==========    ==========    ==========    ========    ========      =======
Ratio of net investment income
  (loss) to average net assets(f)       (0.69)%(d)      (0.65)%       (0.76)%       (0.19)%     (0.26)%     (0.24)%(g)   (0.59)%
=================================  ==========      ==========    ==========    ==========    ========    ========      =======
Portfolio turnover rate                    35%             73%           79%           52%         75%         61%         164%
=================================  ==========      ==========    ==========    ==========    ========    ========      =======
Average broker commission rate
  paid(h)                          $   0.0510      $   0.0540    $   0.0545           N/A         N/A         N/A          N/A
=================================  ==========      ==========    ==========    ==========    ========    ========      =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and are not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), and 1.65%, for 1995-1992.
(d) Ratios are annualized and based on average net assets of $3,700,565,197.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.05% (annualized).
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), and (0.99)%, for 1995-1992.
(g) Annualized.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                            Directors & Officers

BOARD OF DIRECTORS                                OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                            11 Greenway Plaza
Chairman                                          Chairman                                    Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                              A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer         11 Greenway Plaza
Chief Executive Officer                                                                       Suite 100
COMSAT Corporation                                Carol F. Relihan                            Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                  TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                       A I M Fund Services, Inc.
                                                                                              P.O. Box 4739
Edward K. Dunn Jr.                                Jonathan C. Schoolar                        Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Senior Vice President
Formerly Vice Chairman and President,                                                         CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Dana R. Sutton
President, Mercantile Bankshares                  Vice President and Assistant Treasurer      State Street Bank and Trust Company
                                                                                              225 Franklin Street
Jack Fields                                       Melville B. Cox                             Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                          COUNSEL TO THE FUND
Formerly Member                                   Renee A. Bamford
of the U.S. House of Representatives              Assistant Secretary                         Ballard Spahr
                                                                                              Andrews & Ingersoll, LLP
Carl Frischling                                   P. Michelle Grace                           1735 Market Street
Partner                                           Assistant Secretary                         Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  Jeffrey H. Kupor                            COUNSEL TO THE DIRECTORS
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                         Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Nancy L. Martin                             919 Third Avenue
                                                  Assistant Secretary                         New York, NY 10022
John F. Kroeger
Formerly Consultant                               Ofelia M. Mayo                              DISTRIBUTOR
Wendell & Stockel Associates, Inc.                Assistant Secretary
                                                                                              A I M Distributors, Inc.
Lewis F. Pennock                                  Lisa A. Moss                                11 Greenway Plaza
Attorney                                          Assistant Secretary                         Suite 100
                                                                                              Houston, TX 77046
Ian W. Robinson                                   Kathleen J. Pflueger
Consultant; Formerly Executive                    Assistant Secretary
Vice President and
Chief Financial Officer                           Samuel D. Sirko
Bell Atlantic Management                          Assistant Secretary
Services, Inc.
                                                  Stephen I. Winer
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Mary J. Benson
Limited Partnership                               Assistant Treasurer


                           --------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                               for 24-hour-a-day

                              account information.

                           --------------------------

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                                                     THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                     FOR AGGRESSIVE GROWTH
                                                     AIM Aggressive Growth Fund*
                                                     AIM Asian Growth Fund
                                                     AIM Capital Development Fund
                                                     AIM Constellation Fund
                                                     AIM European Development Fund
                                                     AIM Global Aggressive Growth Fund

                                                     FOR GROWTH OF CAPITAL
                                                     AIM Advisor International Value Fund
            [PHOTO OF                                AIM Blue Chip Fund
        11 GREENWAY PLAZA                            AIM Global Growth Fund
         APPEARS HERE]                               AIM International Equity Fund
                                                     AIM Select Growth Fund**
                                                     AIM Value Fund
                                                     AIM Weingarten Fund

                                                     FOR GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                     AIM Advisor Flex Fund
                                                     AIM Advisor Large Cap Value Fund
                                                     AIM Advisor MultiFlex Fund
                                                     AIM Advisor Real Estate Fund
                                                     AIM Balanced Fund
                                                     AIM Charter Fund
                                                     AIM Global Utilities Fund

                                                     FOR HIGH CURRENT INCOME OR CURRENT INCOME
                                                     AIM High Yield Fund
                                                     AIM Global Income Fund
                                                     AIM Income Fund

                                                     FOR CURRENT TAX-FREE INCOME
                                                     AIM High Income Municipal Fund
                                                     AIM Municipal Bond Fund
                                                     AIM Tax-Exempt Bond Fund of Connecticut
                                                     AIM Tax-Free Intermediate Fund

                                                     FOR CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                     AIM Intermediate Government Fund
                                                     AIM Limited Maturity Treasury Fund
                                                     AIM Money Market Fund
                                                     AIM Tax-Exempt Cash Fund
A I M Management Group Inc. has provided
leadership in the mutual fund industry
since 1976 and managed approximately $89             *AIM Aggressive Growth Fund was closed to new
billion in assets for more than 4.4 million          investors on June 5, 1997.
shareholders, including individual investors,
corporate clients, and financial institutions,       **On May 1, 1998, AIM Growth Fund was renamed
as of March 31, 1998. The AIM Family of Funds        AIM Select Growth Fund. For more complete
--Registered Trademark-- is distributed nationwide,  information about any AIM Fund(s), including sales
and AIM today ranks among the nation's top 15        charges and expenses, ask your financial consultant
mutual fund companies in assets under management,    or securities dealer for a free prospectus(es).
according to Lipper Analytical Services, Inc.        Please read the prospectus(es) carefully
                                                     before you invest or send money.

                                                      INVEST WITH DISCIPLINE-SM-